UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2011

SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
    On January 18, 2011 (the “Grant Date”), Silicon Image, Inc. (“Registrant”) granted equity incentives to its named executive officers in the form of (i) options to purchase shares of the Registrant’s common stock and (ii) restricted stock units (“RSUs”), each of which RSU represents the right to receive one share of the Registrant’s common stock upon the vesting of such RSU. Each option and RSU is subject to the terms of the Registrant’s 2008 Equity Incentive Plan.

    The RSUs listed in the table below under the caption “RSU-1” will vest over four (4) years, with 25% of the total number of shares vesting on the each anniversary of the Grant Date until fully vested.

    The RSUs with performance based vesting listed in the table below under the caption “RSU-2” will vest on January 18, 2012 with respect to 50% of the total number of shares, conditioned on the approval by the Registrant’s Board of Directors (“Board ”) of an annual operating plan for 2012 meeting certain revenue and non-gaap earnings growth targets compared to the Registrant’s financial performance in 2011.  This is intended to provide an incentive for the establishment in 2011 of a foundation for the Registrant’s financial performance in 2012 meeting certain growth objectives established by the Board.  If this condition is satisfied, the remaining 50% of the total number of shares shall vest on January 18, 2013.  If the condition is not satisfied, then the RSUs shall not vest and expire in their entirety on January 17, 2012.

    The stock options listed in the table below shall have an exercise price per share equal to the closing price per share of the Registrant’s common stock as reported on the NASDAQ National Market on the Grant Date and shall vest over 4 years, with 25% of the total number of shares vesting on the first anniversary of the Grant Date and 1/48th of the total number of shares vesting monthly thereafter until fully vested.

No shares will vest as to any of the grants listed herein, upon any of the vesting dates or milestones, unless the recipient continues to provide services to the Registrant as of each vesting date or the date of the occurrence of the relevant milestone. The table below sets forth the number of shares of our common stock underlying each RSU-1, RSU-2 or stock option described above that was granted to each of our named executive officers.

			Stock
Name and Title	RSU-1	RSU-2	Options

Camillo Martino, Chief Executive Officer and Director	55,000	55,000	220,000
Noland Granberry, Chief Financial Officer	30,000		60,000
Edward Lopez, Chief Legal & Administrative Officer	25,000		50,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2011

SILICON IMAGE, INC.

By:	/s/Edward Lopez
Edward Lopez
Chief Legal and Administrative Officer